SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549


FORM 8-K


Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


	Date of report (Date of earliest event reported)
	NOVEMBER 24, 1999

	CENCOR, INC.
	(Exact Name of Registrant as Specified in Its Charter)

	Delaware
	(State or Other Jurisdiction of Incorporation)

   	0-3417                             43-5914033
 	(Commission File Number)       (I.R.S. Employer
					Identification No.)

	5800 Foxridge Drive
	Mission, Kansas  			       66202
	(Address of Principal Executive Offices)      (Zip Code)

	(913) 831-6334
	(Registrant's Telephone Number, Including Area Code)
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Item 5	Other Events

	On November 24, 1999, CenCor, Inc. (the "Company") issued a press release, filed as an exhibit herewith (and incorporated by reference), announcing its final liquidating distribution of $3.312 per share of Company common stock. The record date for the cash distribution is December 6, 1999 and the payment date for the distribution is December 17, 1999. The distribution will have an ex-dividend date of December 20, 1999.

Item 7  Financial Statements and Exhibits.

	(c) The following exhibit is filed as part of this current report on Form 8-K.

	Exhibit Number	Description

		99		Press Release dated November 24,1999
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			SIGNATURES


	Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.



				    CenCor, Inc.
				    (Registrant)


Date    December 8, 1999       By  /s/ Jack L. Brozman
				   (Signature)
				   Jack L. Brozman, President
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